                                                                    EXHIBIT 99.1






                                   May 1, 2003



Mr. Steven J. Sherwood
Chairman of the Board
Chateau Communities, Inc.
6160 South Syracuse Way
Greenwood Village, CO 80111

Dear Mr. Sherwood:

         Manufactured Home Communities, Inc. ("MHC") is pleased to set forth the principal terms under which it would proceed with the acquisition of one hundred percent (100%) of the manufactured home community properties, excluding properties held for sale and development properties (the "Properties") of Chateau Communities, Inc. and its subsidiaries and affiliates (collectively, the "Company" or "Chateau"). The shareholders of Chateau could realize in excess of $26.00 per share as a result of this transaction. MHC's proposal is based upon information publicly available to us and discussions with financing sources. MHC proposes entering into a sixty (60) day exclusive negotiating period with the Company with the goal of reaching a definitive agreement and proceeding quickly to a closing, all as more specifically described herein. MHC believes that the proposal set forth herein is in the best interests of the shareholders of both MHC and Chateau and will result in a mutually beneficial transaction while limiting significant expenses and unnecessary distractions involved in a lengthy process for both sides. However, during the exclusive negotiating period MHC is willing to discuss alternative structures.

         Essentially, the proposal outlined herein is for $1,815,000,000.00, all cash for the Properties that are listed on Exhibit A. MHC has discussed this transaction with a major financial institution and has received a letter indicating that up to $1,450,000,000.00 of first mortgage financing with an average interest rate of 5.5% and an average term of seven years could be provided. In addition, to the extent any Property is subject to a tax protection agreement that would prohibit its sale for cash, such Property may either be excluded from the proposed transaction and the Purchase Price adjusted accordingly, or an alternative structure may be agreed upon. MHC also will make available tax deferral for other Properties not subject to existing agreements if reasonably requested by Chateau. In addition, MHC will forego normal due diligence procedures to expedite the closing of this transaction as more fully discussed herein.

         While MHC proposes to acquire all of the Properties for the Purchase Price set forth herein, Chateau's shareholders will retain the Company's development assets, assets held for sale, the Company's investment in N' Tandem(1), unrented inventory, notes and rents receivable

--------
(1) MHC would also consider acquiring some or all of the N' Tandem properties.

Steven J. Sherwood
Page 2
May 1, 2003



and other assets identified in the Company's public disclosures. As of March 31, 2003, the Company carries these assets at an approximate book value of $229,000,000.00, or $6.50 per share, net of accounts payable and accrued expenses. MHC has assumed that the Company will deliver the Properties free and clear of liens and encumbrances (unless assumed by MHC as described herein) and has estimated the Company's prepayment and/or assumption costs at 2% of the Company's debt (as shown at March 31, 2003) and closing costs of the proposed transaction which are to be paid by the Company of 1.5% of the Purchase Price resulting in net cash to the Company from the sale in excess of $19.50 cash per share (after adjusting for claims of preferred securities). Together with the book value of the retained assets, this transaction will provide in excess of $26.00 per share to Chateau's shareholders. MHC's proposal is subject to the terms and conditions more fully set forth herein.

         In this letter, (i) MHC and the Company, together with their respective officers, directors, subsidiaries, affiliates and agents, are sometimes called the "Parties," (ii) the Company and its subsidiaries and affiliates are sometimes called the "Selling Companies," and (iii) MHC's acquisition of the Company's assets is sometimes called the "Acquisition." This letter of intent is intended by the Parties to be non-binding except for the terms and conditions in Part Two which are binding on the Parties.

PART ONE

         The Parties will immediately commence negotiating a definitive written acquisition agreement providing for the Acquisition (a "Definitive Agreement"). To facilitate the negotiation of a Definitive Agreement, the Parties agree that the Selling Companies' counsel shall prepare an initial draft.

         Based on the public information currently available to MHC, it is proposed that the Definitive Agreement include the following terms:

1.       BASIC TRANSACTION

         The Selling Companies would sell all of the real estate set forth on Exhibit A and related assets owned by them (including, but not limited to, all assets of any kind and nature located at the Properties) to MHC at the price ("Purchase Price") set forth below. The Selling Companies would retain the Excluded Assets (as hereinafter defined). The Excluded Assets have not yet been fully identified, but may include assets such as the stock and partnership interests held by the Selling Companies, the properties listed on Exhibit B, the Company's interest in N' Tandem and its assets, inventory of manufactured homes (except as more fully set forth herein), and notes receivable and other as identified in the public disclosures.

2.       PURCHASE PRICE

         Based upon public information available to MHC and assuming the Selling Companies own and will deliver to MHC 100% of the assets free and clear of all liens and encumbrances and subject to the other assumptions set forth herein, the Purchase Price would be $1,815,000,000.00 all cash (subject to customary prorations and other adjustments).

Steven J. Sherwood
Page 3
May 1, 2003



3.       OTHER TERMS AND CONDITIONS

         The Selling Companies would make representations and warranties to MHC and would provide covenants, indemnities and other protections for the benefit of MHC. Specifically the Selling Companies would represent and warrant to MHC that the financial and other data for the Properties is not materially different than the financial and other data for the Properties shown in the Company's public disclosures. The consummation of the contemplated transaction by MHC would be subject to the satisfaction of various conditions, including:

(a) MHC obtaining first mortgage financing. However, MHC will agree to assume any existing first mortgage debt subject to (i) an adjustment to the Purchase Price at closing representing the mark to market of such financing, and (ii) to the extent such financing represents less than 80% of the underwritten value of such Property, MHC would be allowed to substitute an unsecured note in lieu of cash at closing in an amount equal to the difference (with such note being for 7 years at an annual interest rate of 5.5%). To the extent that any Property listed on Exhibit A cannot be financed for any reason, MHC will have the option of not closing on such Property or obtaining seller financing on terms consistent with this subparagraph (a).

(b)      Approval by the Board of Directors of MHC.

(c) The Company or Selling Companies, as appropriate, delivering an affidavit in form and substance reasonably acceptable to MHC satisfying the requirements of Florida Statutes Section 723.071 and 723.072 to the effect that MHC's offer for these assets was unsolicited.

(d)      Other customary conditions.

4.       CLOSING

         The closing will occur as soon as all steps necessary to consummate the Acquisition have occurred.

5.       INVENTORY

         Title to all manufactured homes owned by the Company and which are rented to third-party tenants will be transferred to MHC at closing and included in the Purchase Price. MHC will agree to sell any remaining inventory of the Company for a commission of 15% and remit net proceeds of the sales to the Company.

6.       POST-CLOSING ESCROW

         At closing $50 million of the Purchase Price will be deposited into escrow to be used to satisfy any post-closing claims of MHC. MHC intends the escrow to replace formal due diligence and a due diligence contingency. The escrow will be for a period of one year following closing. MHC may submit claims and be paid amounts from the escrow based upon breach of representation and warranty by the Company and/or Selling Companies, environmental claims and deficiencies, deferred maintenance, deferred capital, undisclosed liens and claims of third

Steven J. Sherwood
Page 4
May 1, 2003




parties, and material differences in the financial and other data for the Properties from that set forth in the Company's public disclosures, among other possible claims. The terms of the escrow and claim mechanism shall be more fully set forth in the Definitive Agreement.

7.       CLOSING COSTS

         Except for Properties where MHC will assume existing debt as set forth in paragraph 3(a), the Company will deliver the Properties free and clear of all liens and will provide MHC and its lenders with title insurance policies insuring title to the Properties subject to only those exceptions acceptable to MHC and including customary endorsements. In addition to the cost of the title insurance policies and endorsements, the Company will be responsible for paying for surveys of each of the Properties, transfer taxes, intangible taxes, mortgage taxes and prepayment penalties related to its debt, and its own legal expenses. MHC will bear the costs and expenses of its lenders and its legal expenses. To the extent MHC agrees to assume any existing debt, the Company will be responsible for any costs associated with such assumption.

8.       BREAK-UP FEE

         The Definitive Agreement will contain a break-up fee.

PART TWO

         The following paragraphs of this letter (the "Binding Provisions") are the legally binding and enforceable agreements of MHC and each Selling Company.

1.       ACCESS

         During the period from the date this letter is signed by the Company (the "Signing Date") until the date on which MHC provides the Company with written notice that negotiations toward a Definitive Agreement are terminated (the "Termination Date"), the Company will afford MHC full and free access to the Properties, the Selling Companies, their personnel, properties, assets, contracts, books and records, and all other documents and data.

2.       EXCLUSIVE DEALING

         Until the earlier of (i) 60 days after the Signing Date, or (ii) the Termination Date (in either case, such period is hereinafter called the "Exclusive Dealing Period"):

(a) The Company will not and will cause the Selling Companies and all of their employees, agents, subsidiaries and affiliates not to, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept, or consider any proposal of any other person relating to the acquisition of the stock of the Company or the Selling Companies, their assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, or otherwise, including, but not limited to, the Properties; and

Steven J. Sherwood
Page 5
May 1, 2003




(b) The Company will immediately notify MHC regarding any contact between the Company, any Selling Company or their respective representatives and any other person regarding any such offer or proposal or any related inquiry.

3.       STANDSTILL AGREEMENT

         The Company agrees that for a period of six (6) months following the Exclusive Dealing Period (the "Standstill Period"), the Company will not, directly or indirectly, and will not permit any of its affiliates or associates (as defined in the 1934 Act) to solicit, initiate, knowingly encourage or enter into any agreement with respect to or participate in discussions or negotiations with, provide any confidential information to (including, without limitation, information relating to the fact that discussions or negotiations have taken place between the Company and MHC and as to the status of such discussions or negotiations), enter into any agreement with or otherwise cooperate in any way in connection with, any Third Party (as hereinafter defined) concerning any Competing Transaction (as hereinafter defined). For purposes of this agreement, the term "Third Party" shall mean any individual, group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), corporation, partnership, or other entity other than MHC or its representatives, and the term "Competing Transaction" shall mean any of the following involving the Company: (i) any merger, consolidation, business combination, or other similar transaction with or involving a Third Party, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of any of the Properties, or (iii) any tender offer or exchange offer for any portion of the outstanding common shares of the Company. To the extent that the Company receives an offer during the Standstill Period for a Competing Transaction that the Company will consider, the Company hereby grants MHC a right of first refusal with respect to any such Competing Transaction for a period of ninety (90) days following MHC's receipt of written notice from the Company of such Competing Transaction. The Company agrees to give MHC written notice of the receipt of any offer for a Competing Transaction within five (5) days of the Company's receipt thereof. The Company shall also inform MHC in such notice whether or not the Company will consider such offer.

4.       CONDUCT OF BUSINESS

         During the period from the Signing Date until the Termination Date, the Company shall cause the Selling Companies to operate their business in the ordinary course and to refrain from any extraordinary transactions.

5.         ENTIRE AGREEMENT

         The Binding Provisions constitute the entire agreement between the Parties, and supersede all prior oral or written agreements, understandings, representations and warranties, and courses of conduct and dealing between the Parties on the subject matter hereof. Except as otherwise provided herein, the Binding Provisions may be amended or modified only by a writing executed by MHC and the Company.

Steven J. Sherwood
Page 6
May 1, 2003



6.       GOVERNING LAW

         The Binding Provisions will be governed by and construed under the laws of the State of Illinois without regard to conflicts of laws principles.

7.       JURISDICTION; SERVICE OF PROCESS

         Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this letter may be brought against any of the Parties in the courts of the State of Illinois, County of Cook, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Illinois, and each of the Parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any Party anywhere in the world.

8.       SURVIVAL OF BINDING PROVISIONS

         The Binding Provisions will survive for a period of two (2) years after the Termination Date provided, however, that the termination of the Binding Provisions at any time will not affect the liability of a Party for breach of any of the Binding Provisions prior to the termination; and provided further, however, that if a Competing Transaction occurs after two (2) years after the Termination Date, MHC has the right to enforce this letter agreement if MHC demonstrates that such Competing Transaction resulted from activities that pursuant to Paragraphs 2 or 3 of the Binding Provisions would have resulted in a right of first refusal for MHC. Upon termination of the Binding Provisions, the Parties will have no further obligations hereunder, except as stated in Paragraphs 2, 3, 5, 6, 7, 8, 9, 10, and 11 of this Part Two, which will survive any such termination.

9.       COUNTERPARTS

         This letter may be executed in one or more counterparts, each of which will be deemed to be an original copy of this letter and all of which, when taken together, will be deemed to constitute one and the same agreement.

10.      NO LIABILITY

         The paragraphs and provisions of Part One of this letter do not constitute and will not give rise to any legally binding obligation on the part of any of the Parties or any of the Selling Companies. Moreover, except as expressly provided in the Binding Provisions (or as expressly provided in any binding written agreement that the Parties may enter into in the future), no past or future action, course of conduct, or failure to act relating to the Acquisition, or relating to the negotiation of the terms of the Acquisition or any Definitive Agreement, will give rise to or serve as a basis for any obligation or other liability on the part of the Parties or any of the Selling Companies.

Steven J. Sherwood
Page 7
May 1, 2003




11.      NOTICES

         All notices, requests, demands or other communications required or permitted under this letter shall be in writing and delivered personally (including delivery by overnight courier such as Federal Express, by messenger or by facsimile to the numbers set forth below) or by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (i)      If to the Company:

                           c/o Chateau Communities, Inc.
                           6160 South Syracuse Way
                           Greenwood Village, CO 80111
                           Telephone: ___________
                           Facsimile: ___________
                           Attention: Steven J. Sherwood

                  (ii)     If to MHC:

                           c/o Manufactured Home Communities, Inc.
                           Two North Riverside Plaza, Suite 800
                           Chicago, IL 60606
                           Telephone: 312-279-1400
                           Telecopy:  312-279-1715
                           Attention: Chief Executive Officer

                           With a copy to:

                           Manufactured Home Communities, Inc.
                           Two North Riverside Plaza, Suite 800
                           Chicago, IL 60606
                           Telephone: 312-279-1400
                           Telecopy:  312-279-1715
                           Attention: General Counsel

         All notices given in accordance with the terms hereof shall be deemed received forty-eight (48) hours after posting, or when delivered personally by messenger, overnight courier or facsimile. Either Party hereto may change its address for receiving notices, requests, demands or other communications by notice sent in accordance with the terms of this paragraph.

         If you are in agreement with the foregoing, please sign and return one copy of this letter, which thereupon will constitute our agreement with respect to its subject matter.

Steven J. Sherwood
Page 8
May 1, 2003




         If we do not receive a reply to this letter within seven days of the date hereof, we will assume that you are not interested in pursuing the foregoing, and in such case, we will consider other available options.

                                            Very truly yours,

                                            MANUFACTURED HOME COMMUNITIES, INC.



                                            /S/ Howard Walker
                                            ---------------------------

                                            Howard Walker
                                            Chief Executive Officer



         Accepted and Agreed to on May __, 2003, with the undersigned expressly representing and acknowledging the binding effect and enforceability of the Binding Provisions.


CHATEAU COMMUNITIES, INC.

-------------------------------
-------------------------------

                                    EXHIBIT A

                              PROPERTIES TO BE SOLD

COMMUNITY                              LOCATION (CLOSEST MAJOR CITY)             STATE                     TOTAL SITES
---------                              -----------------------------             -----                     -----------
100 Oaks                               Fultondale                                AL                                 235
Algoma Estates                         Grand Rapids                              MI                                 343
Anchor Bay                             Detroit                                   MI                               1,384
Anchor North                           Tampa                                     FL                                  93
Apache East                            Phoenix                                   AZ                                 123
Arlington Lakeside                     Dallas                                    TX                                 233
Audubon                                Orlando                                   FL                                 280
Autumn Forest                          Greensboro                                NC                                 299
Avon                                   Detroit                                   MI                                 617
Beacon Hill Colony                     Tampa                                     FL                                 201
Beacon Terrace                         Tampa                                     FL                                 297
Bermuda Palms                          Palm Springs                              CA                                 185
Berryman's Branch                      Philadelphia                              NJ                                 257
Broadmore                              South Bend                                MI                                 370
Buena Vista                            Fargo                                     ND                                 400
Butler Creek                           Augusta                                   GA                                 376
Camden Point                           Kingsland                                 GA                                 268
Canterbury Estates                     Grand Rapids                              MI                                 290
Carnes Crossing                        Summerville                               SC                                 604
Castlewood Estates                     Atlanta                                   GA                                 334
Casual Estates                         Syracuse                                  NY                                 961
Cedar Grove                            New Haven                                 CT                                  60
Cedar Knolls                           Minneapolis                               MN                                 458
Chesterfield                           Detroit                                   MI                                 345
Cimmaron                               St. Paul                                  MN                                 505
Clinton                                Detroit                                   MI                               1,000
Coach Royale                           Boise                                     ID                                  91
Colonial Acres                         Kalamazoo                                 MI                                 612
Riverdale (Colonial Coach)             Atlanta                                   GA                                 481
Colonial Manor                         Kalamazoo                                 MI                                 195
Colony Cove                            Sarasota                                  FL                               2,210
Columbia Heights                       Grand Forks                               ND                                 302
Conway Plantation                      Myrtle Beach                              SC                                 299
Country Estates                        Grand Rapids                              MI                                 254
Cranberry                              Pontiac                                   MI                                 328
Creekside                              Dallas                                    TX                                 583
Crestview                              Stillwater                                OK                                 238

COMMUNITY                              LOCATION (CLOSEST MAJOR CITY)             STATE                     TOTAL SITES
---------                              -----------------------------             -----                     -----------
Crystal Lake Club                      Tampa                                     FL                                 599
Crystal Lakes                          Tampa                                     FL                                 330
CV-Denver                              Denver                                    CO                                 345
CV-Jacksonville                        Jacksonville                              FL                                 643
CV-Longmont                            Longmont                                  CO                                 310
Del Tura                               Fort Myers                                FL                               1,344
Denali Park                            Phoenix                                   AZ                                 162
Eagle Creek                            Tyler                                     TX                                 194
Eagle Point                            Seattle                                   WA                                 230
Eastridge                              San Jose                                  CA                                 187
Eldorado Estates                       Daytona Beach                             FL                                 126
Emerald Lake                           Fort Myers                                FL                                 201
Evergreen                              New Haven                                 CT                                 102
Fairways Country Club                  Orlando                                   FL                               1,141
Falcon Farms                           Davenport                                 IL                                 215
Ferrand Estates                        Grand Rapids                              MI                                 420
Forest Creek                           South Bend                                IN                                 167
Forest Lake Estates                    Grand Rapids                              MI                                 221
Fountainvue                            Marion                                    MI                                 120
Four Seasons                           Atlanta                                   GA                                 214
Foxhall Village                        Raleigh                                   NC                                 315
Foxwood Farms                          Orlando                                   FL                                 375
Friendly Village                       Greeley                                   CO                                 226
Friendly Village                       Atlanta                                   GA                                 203
Grand Blanc                            Flint                                     MI                                 478
Grand Place                            Dallas                                    TX                                 334
Green Acres                            New Haven                                 CT                                  64
Green Park South                       Montgomery                                AL                                 421
Green River                            Los Angeles                               CA                                 333
Greenbriar Village                     Allentown                                 PA                                 319
Haselton Village                       Orlando                                   FL                                 292
Hickory Knoll                          Indianapolis                              IN                                 325
Hidden Valley                          Orlando                                   FL                                 303
Highland                               New Haven                                 CT                                  50
Hillcrest                              Boston                                    MA                                  83
Holiday Estates                        Grand Rapids                              MI                                 204
Hoosier Estates                        Indianapolis                              IN                                 288
Howell                                 Lansing                                   MI                                 455
Hunter Ridge                           Atlanta                                   GA                                 828
Hunter's Chase                         Lima                                      OH                                 135
Huron Estates                          Flint                                     MI                                 111

COMMUNITY                              LOCATION (CLOSEST MAJOR CITY)             STATE                     TOTAL SITES
---------                              -----------------------------             -----                     -----------
Indian Rocks                           Clearwater                                FL                                 148
Jurupa Hills Cascade                   Los Angeles                               CA                                 322
La Quinta Ridge                        Palm Springs                              CA                                 151
Lake in the Hills                      Detroit                                   MI                                 238
Lakeland Harbor                        Tampa                                     FL                                 504
Lakeland Junction                      Tampa                                     FL                                 191
Lakes at Leesburg                      Orlando                                   FL                                 640
Lakeside Terrace                       Orlando                                   FL                                 241
Lakewood                               Montgomery                                AL                                 396
Lakewood Estates                       Davenport                                 IA                                 180
Lamplighter Village                    Atlanta                                   GA                                 431
Land O' Lakes                          Orlando                                   FL                                 173
Landmark                               Atlanta                                   GA                                 524
Leisurewoods Rockland                  Boston                                    MA                                 394
Leisurewoods Taunton                   Boston                                    MA                                 222
Leonard Gardens                        Grand Rapids                              MI                                 319
Longview                               Longmont                                  CO                                 400
Los Ranchos                            Los Angeles                               CA                                 389
Macomb                                 Detroit                                   MI                               1,427
Maple Grove Estates                    Boise                                     ID                                 270
Maple Valley/Maple Ridge               Chicago                                   IL                                 276
Mariwood                               Indianapolis                              IN                                 296
Marnelle                               Atlanta                                   GA                                 205
Meadow Park                            Fargo                                     ND                                 117
Midway Estates                         Vero Beach                                FL                                 204
Misty Winds                            Corpus Christi                            TX                                 354
Mountain View                          Las Vegas                                 NV                                 349
North Bluff Estates                    Austin                                    TX                                 274
Northwood                              Dallas                                    TX                                 451
Norton Shores                          Grand Rapids                              MI                                 656
Novi                                   Detroit                                   MI                                 725
Oak Ridge                              South Bend                                IN                                 204
Oakhill                                Flint                                     MI                                 504
Oakwood Forest                         Greensboro                                NC                                 482
Old Orchard                            Flint                                     MI                                 200
Orange Lake                            Orlando                                   FL                                 242
Palm Beach Colony                      West Palm Beach                           FL                                 285
Palm Valley                            Orlando                                   FL                                 790
Parkwood Communities                   Orlando                                   FL                                 695
Pedaler's Pond                         Orlando                                   FL                                 214
Pine Lakes Ranch                       Denver                                    CO                                 762

COMMUNITY                              LOCATION (CLOSEST MAJOR CITY)             STATE                     TOTAL SITES
---------                              -----------------------------             -----                     -----------
Pinecrest Village                      Shreveport                                LA                                 446
Pinelake Gardens                       Vero Beach                                FL                                 532
Pinewood                               Columbus                                  MI                                 380
Pleasant Ridge                         Lansing                                   MI                                 305
President's Park                       Grand Forks                               ND                                 174
Redwood Estates                        Denver                                    CO                                 754
Regency Lakes                          Winchester                                VA                                 384
Rosemount                              Minneapolis/St. Paul                      MN                                 182
Royal Estates                          Kalamazoo                                 MI                                 183
Saddlebrook                            Charleston                                SC                                 425
Science City                           Midland                                   MI                                 171
Shadow Hills                           Orlando                                   FL                                 670
Shadowood                              Atlanta                                   GA                                 506
Shady Lane                             Clearwater                                FL                                 108
Shady Oak                              Clearwater                                FL                                 250
Shady Village                          Clearwater                                FL                                 156
Shenandoah Estates                     Boise                                     ID                                 154
Shenandoah Village                     Philadelphia                              NJ                                 359
Sherwood                               Marion                                    MI                                 134
Skyway                                 Indianapolis                              IN                                 156
Smoke Creek                            Atlanta                                   GA                                 264
South Oaks                             Atlanta                                   GA                                 294
Southwind Village                      Naples                                    FL                                 337
Springbrook                            Utica                                     MI                                 398
Springfield Farms                      Springfield                               MO                                 290
Starlight Ranch                        Orlando                                   FL                                 783
Stone Mountain                         Atlanta                                   GA                                 354
Stonegate Austin                       Austin                                    TX                                 359
Stonegate Pines                        Dallas                                    TX                                 160
Stonegate, LA                          Shreveport                                LA                                 157
Suburban Woods                         Atlanta                                   GA                                 216
Sunny South Estates                    West Palm Beach                           FL                                 319
Swan Creek                             Ann Arbor                                 MI                                 294
Tara Woods                             Tampa                                     FL                                 531
Tarpon Glen                            Clearwater                                FL                                 170
Terrace Heights                        Dubuque                                   IA                                 317
The Colony                             Palm Springs                              CA                                 220
The Glen                               Boston                                    MA                                  36
The Highlands                          Flint                                     MI                                 682
The Orchard                            San Francisco                             CA                                 233
Tierra West                            Albuquerque                               NM                                 653

COMMUNITY                              LOCATION (CLOSEST MAJOR CITY)             STATE                     TOTAL SITES
---------                              -----------------------------             -----                     -----------
Timber Heights                         Flint                                     MI                                 221
Torrey Hills                           Flint                                     MI                                 377
Twenty-Nine Pines                      St. Paul                                  MN                                 152
Twin Pines                             Goshen                                    IN                                 238
University Village                     Orlando                                   FL                                 480
Valley Vista                           Grand Rapids                              MI                                 137
Villa                                  Flint                                     MI                                 319
Village Green                          Vero Beach                                FL                                 780
Westbrook                              Detroit                                   MI                                 388
Westpark                               Phoenix                                   AZ                                 183
Whispering Pines                       Clearwater                                FL                                 392
Winter Haven Oaks                      Orlando                                   FL                                 343
Woodlake                               Greensboro                                NC                                 308
Woodlands of Kennesaw                  Atlanta                                   GA                                 273
Yankee Spring                          Grand Rapids                              MI                                 284
Yorktowne                              Cincinnati                                OH                                 354

                                    EXHIBIT B
                   DEVELOPMENT ASSETS AND ASSETS HELD FOR SALE

DEVELOPMENT ASSETS
------------------

COMMUNITY                                   LOCATION (CLOSEST MAJOR CITY)                STATE              TOTAL SITES
---------                                   -----------------------------                -----              -----------
Prairie Greens                              Denver                                       CO                          139
Antelope Ridge                              Colorado Springs                             CO                          246
Wolf Creek                                  Des Moines                                   IA                           80
Deerfield Manor (aka Allendale)             Allendale                                    MI                           96
Glenmoor                                    Leroy Township                               MI                           41
Holly Hills                                 Holly                                        MI                          174
Maple Run                                   Clio                                         MI                          146
Pine Lakes                                  Lapeer                                       MI                          136
Oakley Point                                Moncks Corner                                SC                           91
Harston Woods                               Dallas                                       TX                          106
Onion Creek                                 Austin                                       TX                          350



ASSETS HELD FOR SALE
--------------------

COMMUNITY                                   LOCATION (CLOSEST MAJOR CITY)                STATE              TOTAL SITES
---------                                   -----------------------------                -----              -----------
Jade Isle                                   Orlando                                      FL                          101
Arbor Village                               Jackson                                      MI                          266
Breazeale                                   Laramie                                      WY                          117
Crystal Lake                                St. Petersburg                               FL                          166
Golden Valley                               Atlanta                                      GA                          131
Knoll Terrace                               Salem                                        OR                          212
Mosby's Point                               Cincinnati                                   KY                          150
Orion                                       Detroit                                      MI                          423
Pinellas Cascades                           Clearwater                                   FL                          238
Riverview                                   Portland                                     OR                          133
Vance                                       Columbus                                     OH                          113
Pooles Manor                                Atlanta                                      GA                          194
Atlanta Meadows aka Chateau Jonesboro       Atlanta                                      GA                           75